Exhibit 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Apr-06                                                              30-Apr-06
Distribution Date:          BMW Vehicle Owner Trust 2005-A              Period #
                            ------------------------------
25-May-06                                                                     14

------------------------------------------------------------------------------------------------------------------------------------

Balances
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Initial        Period End
    Receivables                                                              $1,500,000,024      $855,416,569
    Reserve Account                                                              $7,194,411        $7,194,411
    Yield Supplement Overcollateralization                                      $61,117,886       $34,666,059
    Overcollateralization                                                              $137        $7,168,723
    Class A-1 Notes                                                            $324,000,000                $0
    Class A-2 Notes                                                            $457,000,000      $155,699,787
    Class A-3 Notes                                                            $361,000,000      $361,000,000
    Class A-4 Notes                                                            $264,507,000      $264,507,000
    Class B Notes                                                               $32,375,000       $32,375,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

    Beginning Receivables Outstanding                                          $891,790,133
    Collections
        Principal Collections
             Receipts of Scheduled Principal                                    $20,504,833
             Receipts of Pre-Paid Principal                                     $14,531,527
             Liquidation Proceeds                                                  $536,047
             Principal Balance Allocable to Gross Charge-offs                      $801,157
        Total Principal Reduction                                               $36,373,564

        Interest Collections
             Receipts of Interest                                                $2,906,427
             Servicer Advances                                                     $201,935
             Reimbursement of Previous Servicer Advances                                 $0
             Accrued Interest on Purchased Receivables                                   $0
             Recoveries                                                             $64,375
             Net Investment Earnings                                                $27,986
        Total Interest Collections                                               $3,200,722

    Total Collections                                                           $38,773,129

    Ending Receivables Outstanding                                             $855,416,569

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Unreimbursed Previous Servicer Advance                        $172,407
    Current Period Servicer Advance                                                $201,935
    Current Reimbursement of Previous Servicer Advance                                   $0
    Ending Period Unreimbursed Previous Servicer Advances                          $374,343

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

    Deposits to Collection Account                                              $38,773,129

    Distribution Amounts Due
        Servicing Fees Due                                                         $743,158
        Class A Noteholder Interest Distribution Due                             $2,737,679
        First Priority Principal Distribution Due                                        $0
        Class B Noteholder Interest Distribution Due                               $119,518
        Second Priority Principal Distribution Due                              $26,936,093
        Reserve Account Deposit Due                                                      $0
        Regular Principal Distribution Due                                       $7,168,723
        Unpaid Trustee Fees Due                                                          $0

        Amounts Paid to the Servicer                                               $743,158
        Amounts Deposited into Note Distribution Account                        $36,962,013
        Amounts Deposited into Reserve Account                                           $0
        Excess Funds Released to Depositor                                       $1,067,958
    Total Distributions from Collection Account                                 $38,773,129

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                                                     $0
        Release from Collection Account                                          $1,067,958
    Total Excess Funds Released to the Depositor                                 $1,067,958

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

    Amount Deposited from the Collection Account                                $36,962,013
    Interest Distribution to Noteholders                                         $2,857,197
    Principal Distribution to Noteholders                                       $34,104,816
    Amount Deposited from the Reserve Account                                            $0
    Amount Paid to Noteholders                                                  $36,962,013

Distributions
------------------------------------------------------------------------------------------------------------------------------------

    Interest Distributable Amount                                               Current Int        Per $1,000
    Class A-1 Notes                                                                      $0             $0.00
    Class A-2 Notes                                                                $578,904             $3.05
    Class A-3 Notes                                                              $1,215,367             $3.37
    Class A-4 Notes                                                                $943,408             $3.57
    Class B Notes                                                                  $119,518             $3.69

    Monthly Principal Distributable Amount                                  Current Payment    Ending Balance  Per $1,000     Factor
    Class A-1 Notes                                                                      $0                $0       $0.00      0.00%
    Class A-2 Notes                                                             $34,104,816      $155,699,787     $179.68     82.03%
    Class A-3 Notes                                                                      $0      $361,000,000       $0.00    100.00%
    Class A-4 Notes                                                                      $0      $264,507,000       $0.00    100.00%
    Class B Notes                                                                        $0       $32,375,000       $0.00    100.00%

Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Prior Period Carryover   Current Payment  Per $1,000
    Class A-1 Interest Carryover Shortfall                                               $0                $0          $0
    Class A-2 Interest Carryover Shortfall                                               $0                $0          $0
    Class A-3 Interest Carryover Shortfall                                               $0                $0          $0
    Class A-4 Interest Carryover Shortfall                                               $0                $0          $0
    Class B Interest Carryover Shortfall                                                 $0                $0          $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                                           Beginning Period     Ending Period
    Number of Contracts                                                              46,819            45,430
    Weighted Average Remaining Term                                                   40.59             39.67
    Weighted Average Annual Percentage Rate                                           4.27%             4.26%

    Delinquencies Aging Profile End of Period                                 Dollar Amount        Percentage
        Current                                                                $792,664,887            92.66%
        1-29 days                                                               $51,144,329             5.98%
        30-59 days                                                               $8,887,975             1.04%
        60-89 days                                                               $1,511,234             0.18%
        90-119 days                                                                $416,686             0.05%
        120+ days                                                                  $791,458             0.09%
        Total                                                                  $855,416,569           100.00%
        Delinquent Receivables +30 days past due                                $11,607,352             1.36%


    Write-offs
        Gross Principal Write-Offs for Current Period                              $801,157
        Recoveries for Current Period                                               $64,375
        Net Write-Offs for Current Period                                          $736,782

        Cumulative Realized Losses                                               $2,943,805


    Repossessions                                                             Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                         $1,939,228                66
        Ending Period Repossessed Receivables Balance                            $1,729,710                62
        Principal Balance of 90+ Day Repossessed Vehicles                          $304,348                12


Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                                            $36,327,342
    Beginning Period Amount                                                     $36,327,342
    Current Distribution Date Required Amount                                   $34,666,059
    Current Period Release                                                       $1,661,283
    Ending Period Amount                                                        $34,666,059
    Next Distribution Date Required Amount                                      $33,041,068

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Required Amount                                             $7,194,411
    Beginning Period Amount                                                      $7,194,411
    Net Investment Earnings                                                         $27,986
    Beginning Period Required Amount                                             $7,194,411
    Current Period Deposit Amount Due                                                    $0
    Current Period Deposit Amount Paid From Collection Account                           $0
    Current Period Release to Note Distribution Account                                  $0
    Ending Period Required Amount                                                $7,194,411
    Current Period Release to Depositor                                                  $0
    Ending Period Amount                                                         $7,194,411


Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

    Beginning Period Amount                                                      $7,776,188
    Ending Period Target Credit Enhancement OC Amount                            $7,168,723
    Ending Period Amount                                                         $7,168,723
    Current Period Release                                                         $607,465



